Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington Growth and Income Fund had a total return of 6.02%* for the six month period ended June 30, 1999. This compares to a total return of 10.93% for the average growth and income fund monitored by Lipper, Inc. and a gain of 12.39% for the unmanaged Standard & Poor's 500 Stock Price Index (with dividends reinvested).

Portfolio Review
   Stocks continued to soar in the first half of 1999. Driving stocks higher was the much-improved outlook for corporate earnings, a reflection of the continued strength of the U.S. economy and improving conditions in several countries that are important trading partners of U.S. corporations. Although we had anticipated a pick-up in earnings this year after a flat year in 1998, the speed and magnitude of the gains were very impressive. We expect earnings to remain strong for the rest of this year providing continued support for stock prices.

   Interest rates, on the other hand, have not been friendly toward stocks. Long-term rates have climbed more than 1.25% from the lows reached last fall culminating with an increase in short-term rates by the Federal Reserve Board on June 30. In the past, rising rates have not been good for stocks. In the tug of war between earnings and rates, earnings have been the clear winner, so far. However, the rise in rates has once again resulted in a significantly overvalued market.

Market Outlook
   In our view, the outlook is for a continuation of these conditions. The U.S. economy appears unstoppable so that despite the moderating effects of higher interest rates, improving global growth, and a resurgent manufacturing sector, overall growth is expected to remain strong. Under these conditions the Federal Reserve may have no choice but to raise short-term interest rates again, and while the stock market has ignored one increase, it may find another increase harder to swallow.

   The improved outlook for earnings was most pronounced in cyclicals such as basic material and capital equipment companies. The Fund was under represented in these areas contributing to the lagging performance relative to the peer group in the first half. We have adjusted the composition of the Fund by increasing the exposure to stocks in the aluminum, paper, and energy areas. At the same time, we have reduced our weightings in the richly valued pharmaceutical industry and the financial sector which could be more negatively affected by rising interest rates.

   In an environment of strong earnings and unfavorable interest rates, the stock market may have difficulty matching the very high returns that investors have been accustomed to in recent years. Our investment approach, which continues to focus on finding high quality stocks with good earnings and price momentum, and which sell at attractive valuations, should generate above average returns in this environment.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,


/s/ ALAN H. WAPNICK                            /s/ ROBERT M. DEMICHELE
Alan H. Wapnick                                Robert M. DeMichele
Portfolio Manager                              President
August, 1999                                   August, 1999

* 13.35%, 21.22%, and 14.68% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee the Fund can achieve its objective.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)
                           [PIE CHART APPEARS HERE]
        ASSET ALLOCATION
Common Stocks                 97%
Cash & Cash Equivalents        3%

                           [PIE CHART APPEARS HERE]
       TOP SECTOR HOLDINGS
Merchandising                 11%
Services                      11%
Financial services            11%
Energy Sources                10%
Telecommunications            10%
Electrical & Electronics       8%

                      Top Ten Holdings (27% of Portfolio)

1. Tyco International, Ltd. - Multi-Industry
2. Comcast Corporation - Telecommunications
3. The Home Depot, Inc. - Merchandising
4. Analog Devices, Inc. - Electrical &  Electronics
5. Morgan Stanley Dean Witter & Company - Financial Services
6. Federal National Mortgage Association - Financial Services
7. Lucent Technologies, Inc. - Telecommunications
8. Texaco, Inc. - Energy Sources
9. Medtronic, Inc. - Health & Personal Care
10. Costco Companies, Inc. - Merchandising

Lexington Growth and Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)



 Number of                                                             Value
  Shares                          Security                            (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 96.5%
           Autos: 1.8%
   79,000  Ford Motor Company....................................   $  4,458,562
                                                                    ------------

           Capital Equipment: 1.9%
   67,000  Raytheon Company "B"..................................      4,715,125
                                                                    ------------

           Computers: 2.5%
   42,000  Microsoft Corporation/1/ .............................      3,785,250
   19,000  International Business Machines ......................      2,455,750
                                                                    ------------
                                                                       6,241,000
                                                                    ------------
           Consumer Durable Goods: 4.0%
   90,000  Dana Corporation......................................      4,145,625
  105,400  EMC Corporation/1/ ...................................      5,797,000
                                                                    ------------
                                                                       9,942,625
                                                                    ------------
           Consumer Nondurable Goods: 3.3%
   69,500  Anheuser-Busch Companies..............................      4,930,156
  108,000  Saks, Inc./1/ ........................................      3,118,500
                                                                    ------------
                                                                       8,048,656
                                                                    ------------
           Diversified Manufacturing: 2.2%
  148,000  The Dial Corporation..................................      5,503,750
                                                                    ------------

           Drugs: 1.9%
   43,700  Pfizer, Inc...........................................      4,796,075
                                                                    ------------

           Electrical & Electronics: 8.3%
  132,000  Analog Devices, Inc./1/ ..............................      6,624,750
   72,000  Cisco Systems, Inc./1/ ...............................      4,637,250
   53,200  Motorola, Inc.........................................      5,040,700
   63,000  Solectron Corporation/1/ .............................      4,201,312
                                                                    ------------
                                                                      20,504,012
                                                                    ------------
           Energy Sources: 9.7%
  136,000  Conoco, Inc. "A"......................................      3,791,000
   55,200  Enron Corporation.....................................      4,512,600
   60,500  Exxon Corporation.....................................      4,666,062
   97,600  Texaco, Inc...........................................      6,100,000
  114,500  The Williams Companies, Inc...........................      4,873,406
                                                                    ------------
                                                                      23,943,068
                                                                    ------------
           Financial Services: 10.5%
   87,750  Citigroup, Inc........................................      4,168,125
   91,200  Federal National Mortgage Association.................      6,235,800
  194,600  Foremost Corporation of America.......................      4,281,200
   91,200  Lincoln National Corporation..........................      4,770,900
   62,800  Morgan Stanley Dean Witter & Company..................      6,437,000
                                                                    ------------
                                                                      25,893,025
                                                                    ------------
           Health & Personal Care: 8.1%
   71,800  American Home Products Corporation....................      4,128,500
   76,000  Cardinal Health, Inc..................................      4,873,500
   50,700  Johnson and Johnson...................................      4,968,600
   77,000  Medtronic, Inc........................................      5,996,375
                                                                    ------------
                                                                      19,966,975
                                                                    ------------

 Number of
  Shares or
 Principal                                                            Value
   Amount                         Security                           (Note 1)
-------------------------------------------------------------------------------
            Materials: 5.6%
    365,000 Bethlehem Steel Corporation/1/ .....................   $  2,805,937
    109,000 International Paper Company.........................      5,504,500
     94,900 Martin Marietta Materials, Inc......................      5,599,100
                                                                   ------------
                                                                     13,909,537
                                                                   ------------
            Merchandising: 11.1%
     45,000 Circuit City Stores, Inc............................      4,185,000
     74,700 Costco Companies, Inc./1/ ..........................      5,978,334
    216,250 Office Depot, Inc./1/ ..............................      4,771,016
    118,000 Safeway, Inc./1/ ...................................      5,841,000
    105,400 The Home Depot, Inc.................................      6,791,712
                                                                   ------------
                                                                     27,567,062
                                                                   ------------
            Metals: 1.5%
    117,000 Alcan Aluminium, Ltd................................      3,736,688
                                                                   ------------

            Multi-Industry: 3.5%
     90,300 Tyco International, Ltd.............................      8,555,925
                                                                   ------------

            Services: 11.1%
    102,000 Ceridian Corporation/1/ ............................      3,334,125
    115,300 Ecolab, Inc.........................................      5,029,963
     86,900 Pitney Bowes, Inc...................................      5,583,325
     55,000 Schlumberger, Ltd...................................      3,502,813
    101,000 The McGraw-Hill Companies, Inc......................      5,447,688
     63,000 Time Warner, Inc....................................      4,630,500
                                                                   ------------
                                                                     27,528,414
                                                                   ------------
            Telecommunications: 9.5%
     86,100 American Telephone & Telegraph Corporation..........      4,805,456
    179,000 Comcast Corporation.................................      6,880,313
     91,800 Lucent Technologies, Inc............................      6,190,763
     74,050 Marsh & McLennan Companies, Inc.....................      5,590,775
                                                                   ------------
                                                                     23,467,307
                                                                   ------------
            TOTAL COMMON STOCKS
             (cost $176,229,182)................................    238,777,806
                                                                   ------------
            SHORT-TERM INVESTMENTS: 2.1%
            U.S. Government Agency Obligation: 2.1%
 $5,100,000 Federal Home Loan Bank, 4.47%, due 07/01/99
             (cost $5,100,000)..................................   $  5,100,000
                                                                   ------------
            TOTAL INVESTMENTS: 98.6%
             (cost $181,329,182+) (Note 1)......................    243,877,806
            Other assets in excess of liabilties: 1.4%..........      3,484,982
                                                                   ------------
            TOTAL NET ASSETS: 100.0%
             (equivalent to $23.23 per share on 10,648,182
             shares outstanding)................................   $247,362,788
                                                                   ============

--------
/1/Non-income producing security.
+ Aggregate cost for Federal income tax purposes is identical.
   The Notes to Financial Statements are an integral part of this statement.

Lexington Growth & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $181,329,182)
 (Note 1)........................................................  $243,877,806
Cash.............................................................     3,919,405
Receivable for shares sold.......................................        12,084
Dividends and interest receivable................................        85,970
                                                                   ------------
   Total Assets..................................................   247,895,265
                                                                   ------------
Liabilities
Due to Lexington Management Corporation (Note 2).................       122,979
Payable for shares redeemed......................................       223,095
Accrued expenses.................................................       186,403
                                                                   ------------
   Total Liabilities.............................................       532,477
                                                                   ------------
Net Assets (equivalent to $23.23 per share on 10,648,182 shares outstanding) (Note 4)...........................................  $247,362,788
                                                                   ============
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par value
 per share.......................................................  $     10,648
Additional paid-in capital.......................................   158,100,734
Undistributed net investment income..............................       326,092
Accumulated net realized gain on investments.....................    26,376,690
Unrealized appreciation of investments...........................    62,548,624
                                                                   ------------
   Total Net Assets..............................................  $247,362,788
                                                                   ============

Lexington Growth & Income Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends...........................................  $  1,529,234
 Interest............................................       137,899
                                                       ------------
                                                          1,667,133
 Less: foreign tax expense...........................        74,999
                                                       ------------
 Total investment income.............................                $ 1,592,134
Expenses
 Investment advisory fee (Note 2)....................       752,926
 Distribution expenses (Note 3)......................       167,786
 Transfer agent and shareholder servicing expenses
  (Note 2)...........................................       128,468
 Accounting expenses (Note 2)........................       103,994
 Printing and mailing expenses.......................        24,820
 Professional fees...................................        20,272
 Custodian expenses..................................        14,439
 Registration fees...................................        10,979
 Computer processing fees............................         9,419
 Directors' fees and expenses........................         8,153
 Other expenses......................................        24,786
                                                       ------------
 Total expenses......................................                  1,266,042
                                                                     -----------
 Net investment income...............................                    326,092
Realized and Unrealized Gain (Loss) on Investments
 (Note 5)
 Net realized gain on investments....................    26,018,003
 Net change in unrealized appreciation of
  investments........................................   (12,143,059)
                                                       ------------
 Net realized and unrealized gain....................                 13,874,944
                                                                     -----------
Increase in Net Assets Resulting from Operations.....                $14,201,036
                                                                     ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Growth and Income Fund, Inc.
Statements of Changes in Net Assets

                                              Six months ended
                                               June 30, 1999      Year ended
                                                (unaudited)    December 31, 1998
                                              ---------------- -----------------
Net investment income.......................    $    326,092     $    137,047
Net realized gain from investment
 transactions...............................      26,018,003       25,439,329
Net change in unrealized appreciation of
 investments................................     (12,143,059)      20,019,331
                                                ------------     ------------
  Net increase in net assets resulting from
   operations...............................      14,201,036       45,595,707
Distributions to shareholders from net
 investment income..........................         --               (13,349)
Distributions to shareholders from net
 realized gains from security transactions..         --           (27,112,974)
Decrease in net assets from capital share
 transactions (Note 4)......................     (12,628,009)        (716,787)
                                                ------------     ------------
  Net increase in net assets................       1,573,027       17,752,597
Net Assets:
 Beginning of period........................     245,789,761      228,037,164
                                                ------------     ------------
 End of period (including undistributed net
  investment income of $326,092 and $0, in
  1999 and 1998, respectively)..............    $247,362,788     $245,789,761
                                                ============     ============

  The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income are normally declared and paid semi-annually and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1999.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $212,804 which are incurred by the Fund, but paid by LMC.

3. Distribution Plan
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1999 were $167,786 and are set forth in the statement of operations.

4. Capital Stock

                                Six months ended
                                  June 30, 1999             Year ended
                                   (unaudited)           December 31, 1998
                              ----------------------  ------------------------
                               Shares      Amount       Shares       Amount
                               ------      ------       ------       ------
Shares sold.................   380,981  $  8,515,877     840,489  $ 18,202,069
Shares issued on
 reinvestment of dividends..     --          --        1,097,314    23,855,594
                              --------  ------------  ----------  ------------
                               380,981     8,515,877   1,937,803    42,057,663
Shares redeemed.............  (951,023)  (21,143,886) (1,967,968)  (42,774,450)
                              --------  ------------  ----------  ------------
Net decrease................  (570,042) $(12,628,009)    (30,165) $   (716,787)
                              ========  ============  ==========  ============

5. Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $111,774,250 and $131,369,889, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $65,745,515 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $3,196,891.

6. Investment and Concentration Risks
The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

Lexington Growth & Income Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended       Year ended December 31,
                           June 30, 1999   --------------------------------------
                            (unaudited)      1998      1997      1996      1995
                          ---------------- --------  --------  --------  --------
Net asset value,
 beginning of period....        $21.91       $20.27    $18.56    $15.71    $14.36
                                ------       ------    ------    ------    ------
Income from investment
 operations:
 Net investment income..          0.03        --         0.05      0.07      0.22
 Net realized and
  unrealized gain on
  investments...........          1.29         4.30      5.46      4.08      3.00
                                ------       ------     -----    ------    ------
Total income from
 investment operations..          1.32         4.30      5.51      4.15      3.22
                                ------       ------     -----    ------    ------
Less distributions:
 Distributions from net
  investment income.....         --           --        (0.07)    (0.13)    (0.22)
 Distributions from net
  realized gains........         --           (2.66)    (3.73)    (1.17)    (1.65)
                                ------      -------   -------   -------   -------
Total distributions.....         --           (2.66)    (3.80)    (1.30)    (1.87)
                                ------      -------   -------   -------   -------
Net asset value, end of
 period.................        $23.23       $21.91    $20.27    $18.56    $15.71
                                ======       ======    ======    ======    ======
Total return............        12.52%*      21.42%    30.36%    26.46%    22.57%
Ratio to average net
 assets:
 Expenses...............         1.05%*       1.16%     1.17%     1.13%     1.09%
 Net investment income..         0.27%*       0.06%     0.21%     0.43%     1.38%
Portfolio turnover
 rate...................        94.39%*      63.20%    88.15%   101.12%   159.94%
Net assets, end of
 period (000's
 omitted)...............      $247,363     $245,790  $228,037  $200,309  $138,901

--------
*  Annualized.

Lexington
Growth and Income Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
---------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX279/280/281-SAR6/99


                               LEXINGTON
                               GROWTH AND INCOME
                               FUND, INC.
                     -----------------------------------
                     Seeks capital appreciation over the
                       long term through investments in
                      the stocks of large, ably managed
                         and well financed companies.
                     -----------------------------------

                              Semi-Annual Report
                                 June 30, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies

                       [LOGO OF LEXINGTON APPEARS HERE]